                                                               October 10, 2001

Dear Shareholder:

A WORD FROM OUR CHAIRMAN. . .
Mr. Donald Kohler, Chairman of the Fund, was for a great many years Chairman of the Investment Management Group and Hilliard Lyons Trust Company. On September 20, 2001 he composed a letter to his own clients right after the terrorist attacks on New York and Washington and we wish to share it with you herein.

Dear Client:
It is very difficult to measure public or market psychology at a time like this. I cannot add much to all the opinions expressed in the press, TV or in business gatherings everywhere.

America is strong; its people are resolute and its leadership, I think, is the best in decades. I am impressed with the unity in Congress on this issue. I know Don Rumsfeld from college and assure you that he is a top-flight leader with plenty of both public and private sector experience. I also feel that the rest of the Administration is of high quality and very dedicated. I think the President is handling himself well and has instilled confidence to the extent he could. We have sustained a terrible tragedy.

As far as the investment scene is concerned, it is very volatile and uncertain. As I have said for two years, the twenty-year party is over. We must get used to a lower level of growth, some dislocations and economic slowdowns, and a more historical valuation on stocks. The terrorist attack just enhanced this uncertainty and concern and both of these are enemies of the market.

Remember we are no longer in Oz--we are in Kansas--and the storm, which carried us to the Emerald City, has now brought us back to the real world.

Unfortunately and sadly this "tornado" struck us where we were vulnerable--our homeland. We will survive this as we have others in the past. But we shall pay a price, certainly in economic terms and, I hope, only a small one in human terms.

Consumer and capital activity will lessen. These had begun to decline before September 11. The government will become much more involved--less with hardware, more with intelligence. The depth and breadth of our undertaking are incalculable at this point. It may be a long process. It definitely will be difficult; and it will be expensive.

It is hard to provide advice at a time like this without appearing arrogant. All of us have seen the value of our investments decline. I am "staying the course" with some reserves, and suggest you do the same. Dividends and interest seem secure even as prices decline.

We know how important your financial security is to you and we hope by now you know how important it is to us. What is even more important, however, is the security of our citizens and our nation. The purple mountain majesties and the amber waves of grain are ours, and, the financial system supporting them is sound and will not be denied.

I close this letter as I did the last one with St. Paul's definition of FAITH--"the substance of things hoped for, the evidence of which is not seen."

HIGHLIGHTS FROM THE YEAR. . .
Net assets of the Fund increased substantially during the year from $1,366.4 million to $1,930.6 million at August 31, 2001, a 41% increase. The average seven day yield ranged from a low of 3.19% to a high of 6.12% during the year. Distributions of $.05022 were paid to shareholders, equivalent to an annualized return of 5.02%. For those shareholders reinvesting their dividends, this equates to a compound annual return of 5.14%. The current yield is 2.86%.

As shown on the following Schedule of Investments, the Fund continued to invest exclusively in short term discount notes issued by the Federal Home Loan and Federal Farm Credit Banks. We believe these securities offer both a high degree of credit safety and a competitive yield.

HENNING HILLIARD'S DEATH. . .
We lost a dear friend and fellow director Henning Hilliard, who passed away on September 22, 2001. Henning had been a director since the inception of the Fund in 1980 and a mentor to us all. At the October 10, 2001 meeting of the Board, Henning was posthumously elected SENIOR DIRECTOR EMERITUS. He will be missed.

DONALD F. KOHLER            JOSEPH C. CURRY, JR.         DIANNA P. WENGLER
Chairman                    President                    Vice President and
                                                          Treasurer

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                August 31, 2001

  Principal                             Purchase Maturity
   Amount                                Yield     Date       Value
 -----------                            -------- -------- --------------
             U.S. GOVERNMENT AGENCY
             OBLIGATIONS--100.2%
 $17,320,000 Federal Home Loan Bank      3.631%  09/04/01 $   17,314,833
  30,000,000 Federal Home Loan Bank      4.123   09/04/01     29,989,975
  27,000,000 Federal Home Loan Bank      3.966   09/05/01     26,988,420
  24,000,000 Federal Home Loan Bank      3.880   09/06/01     23,987,400
  10,000,000 Federal Home Loan Bank      3.641   09/07/01      9,994,050
  19,494,000 Federal Home Loan Bank      3.879   09/07/01     19,481,719
  18,000,000 Federal Farm Credit Bank    3.856   09/10/01     17,983,080
  21,000,000 Federal Home Loan Bank      3.897   09/10/01     20,980,050
  26,000,000 Federal Farm Credit Bank    3.800   09/11/01     25,973,206
  20,000,000 Federal Home Loan Bank      3.766   09/12/01     19,977,511
  25,000,000 Federal Farm Credit Bank    3.802   09/13/01     24,969,083
  19,000,000 Federal Home Loan Bank      3.704   09/14/01     18,975,163
  10,000,000 Federal Home Loan Bank      3.704   09/14/01      9,986,928
  30,000,000 Federal Farm Credit Bank    3.867   09/17/01     29,949,733
  23,000,000 Federal Home Loan Bank      3.632   09/18/01     22,961,443
  25,000,000 Federal Home Loan Bank      3.581   09/19/01     24,956,250
   5,000,000 Federal Home Loan Bank      3.610   09/19/01      4,991,150
  25,000,000 Federal Home Loan Bank      3.581   09/20/01     24,953,819
  16,000,000 Federal Home Loan Bank      3.529   09/21/01     15,969,333
   7,000,000 Federal Home Loan Bank      3.591   09/21/01      6,986,350
  15,718,000 Federal Home Loan Bank      3.529   09/24/01     15,683,355
  15,000,000 Federal Home Loan Bank      3.585   09/24/01     14,966,363
  30,000,000 Federal Home Loan Bank      3.518   09/25/01     29,931,200
  38,000,000 Federal Home Loan Bank      3.580   09/26/01     37,907,639
  13,242,000 Federal Farm Credit Bank    3.916   09/27/01     13,205,562
  15,000,000 Federal Home Loan Bank      3.586   09/27/01     14,961,975
  20,000,000 Federal Home Loan Bank      3.724   09/28/01     19,945,400
  12,000,000 Federal Home Loan Bank      3.724   09/28/01     11,967,240
  24,000,000 Federal Home Loan Bank      3.744   10/01/01     23,927,000
  24,000,000 Federal Home Loan Bank      3.734   10/02/01     23,924,773
  15,000,000 Federal Home Loan Bank      3.704   10/03/01     14,951,733
  15,000,000 Federal Home Loan Bank      4.126   10/03/01     14,946,667
   9,000,000 Federal Home Loan Bank      3.559   10/04/01      8,971,208
  19,000,000 Federal Home Loan Bank      3.584   10/04/01     18,938,867
  20,000,000 Federal Farm Credit Bank    3.799   10/05/01     19,930,111
  15,000,000 Federal Home Loan Bank      3.682   10/05/01     14,949,000
  20,000,000 Federal Home Loan Bank      3.707   10/09/01     19,923,578
  23,415,000 Federal Home Loan Bank      3.790   10/10/01     23,321,399
  37,000,000 Federal Home Loan Bank      3.624   10/11/01     36,854,467
  33,000,000 Federal Home Loan Bank      4.143   10/12/01     32,849,291
  15,000,000 Federal Farm Credit Bank    3.709   10/15/01     14,933,633
  15,000,000 Federal Home Loan Bank      3.708   10/15/01     14,933,633
  34,000,000 Federal Home Loan Bank      3.601   10/16/01     33,850,400
  27,000,000 Federal Farm Credit Bank    3.634   10/17/01     26,877,525
  16,000,000 Federal Farm Credit Bank    3.624   10/18/01     15,926,053
  20,000,000 Federal Farm Credit Bank    3.569   10/19/01     19,907,200
  12,000,000 Federal Home Loan Bank      3.394   10/19/01     11,946,720
  15,000,000 Federal Farm Credit Bank    3.538   10/22/01     14,926,688
  15,000,000 Federal Farm Credit Bank    3.630   10/22/01     14,924,563
  17,000,000 Federal Farm Credit Bank    3.581   10/23/01     16,914,301
  10,000,000 Federal Home Loan Bank      3.570   10/23/01      9,949,589

                       See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                August 31, 2001

  Principal                             Purchase Maturity
   Amount                                Yield     Date       Value
 -----------                            -------- -------- --------------
 $10,510,000 Federal Farm Credit Bank    3.670%  10/24/01 $   10,454,606
  17,035,000 Federal Home Loan Bank      3.901   10/24/01     16,940,200
  20,000,000 Federal Farm Credit Bank    3.538   10/25/01     19,896,500
  11,000,000 Federal Home Loan Bank      3.334   10/25/01     10,946,045
  21,500,000 Federal Home Loan Bank      3.918   10/26/01     21,375,181
  24,000,000 Federal Farm Credit Bank    3.574   10/29/01     23,865,053
  16,000,000 Federal Home Loan Bank      3.462   10/30/01     15,911,107
  10,000,000 Federal Home Loan Bank      3.594   10/30/01      9,942,475
  10,000,000 Federal Home Loan Bank      3.670   10/31/01      9,940,500
  10,000,000 Federal Home Loan Bank      3.852   10/31/01      9,937,667
  31,000,000 Federal Farm Credit Bank    3.550   11/01/01     30,817,729
  15,000,000 Federal Home Loan Bank      3.569   11/02/01     14,909,842
  10,976,000 Federal Home Loan Bank      3.755   11/02/01     10,907,004
  22,093,000 Federal Farm Credit Bank    3.542   11/05/01     21,954,980
  33,000,000 Federal Home Loan Bank      3.564   11/06/01     32,789,460
  15,000,000 Federal Home Loan Bank      3.446   11/07/01     14,905,921
  21,000,000 Federal Home Loan Bank      3.575   11/07/01     20,863,599
  23,000,000 Federal Home Loan Bank      3.478   11/08/01     22,852,289
  25,000,000 Federal Home Loan Bank      3.565   11/09/01     24,833,250
  34,000,000 Federal Home Loan Bank      3.448   11/13/01     33,767,657
  16,000,000 Federal Farm Credit Bank    3.544   11/14/01     15,886,204
  19,885,000 Federal Home Loan Bank      3.416   11/14/01     19,748,478
  25,000,000 Federal Farm Credit Bank    3.523   11/15/01     24,820,833
  23,061,000 Federal Farm Credit Bank    3.554   11/16/01     22,892,065
  25,000,000 Federal Home Loan Bank      3.397   11/19/01     24,817,861
  25,000,000 Federal Home Loan Bank      3.376   11/20/01     24,816,667
  22,000,000 Federal Home Loan Bank      3.397   11/21/01     21,835,660
  28,000,000 Federal Home Loan Bank      3.624   11/23/01     27,772,119
  24,386,000 Federal Home Loan Bank      3.346   11/26/01     24,195,505
  16,000,000 Federal Farm Credit Bank    3.386   11/27/01     15,872,013
  23,000,000 Federal Home Loan Bank      3.628   11/28/01     22,801,536
  33,000,000 Federal Farm Credit Bank    3.395   11/29/01     32,729,143
  20,000,000 Federal Home Loan Bank      3.799   11/30/01     19,816,000
  27,000,000 Federal Farm Credit Bank    3.366   12/04/01     26,768,760
  35,000,000 Federal Farm Credit Bank    3.398   12/06/01     34,690,133
  20,250,000 Federal Home Loan Bank      3.748   12/07/01     20,051,938
  33,000,000 Federal Home Loan Bank      3.662   12/10/01     32,673,667
  29,000,000 Federal Farm Credit Bank    3.399   12/11/01     28,729,881
  15,000,000 Federal Farm Credit Bank    3.368   12/17/01     14,853,321
  25,000,000 Federal Home Loan Bank      3.404   12/21/01     24,744,083
  33,000,000 Federal Home Loan Bank      3.389   01/09/02     32,606,750
  25,000,000 Federal Home Loan Bank      3.443   01/11/02     24,692,917
  14,197,000 Federal Home Loan Bank      3.414   01/18/02     14,015,010
                                                          --------------
             TOTAL U. S. GOVERNMENT AGENCY OBLIGATIONS
             (amortized cost--$1,934,158,238)              1,934,158,238
                                                          --------------
             TOTAL INVESTMENTS (100.2%) (cost--
             $1,934,158,238*)                             $1,934,158,238
                                                          ==============

* Also represents cost for federal income tax purposes.

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

                      See notes to financial statements.

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                August 31, 2001

ASSETS
 Investments in money market instruments, at value:
  United States Government Agency Obligations, at value
   (amortized cost--$1,934,158,238).............................  $1,934,158,238
                                                                  --------------
   Total Investments............................................   1,934,158,238
 Cash...........................................................           1,692
 Prepaid expenses...............................................           3,721
                                                                  --------------
   TOTAL ASSETS.................................................   1,934,163,651
                                                                  --------------
LIABILITIES
 Dividends payable..............................................       2,739,085
 Due to J. J. B. Hilliard, W. L. Lyons, Inc.--Note B............         464,171
 Miscellaneous accrued expenses.................................         315,285
                                                                  --------------
   TOTAL LIABILITIES............................................       3,518,541
                                                                  --------------
 NET ASSETS (equivalent to $1.00 per share; 2,500,000,000 shares authorized and 1,930,645,110 shares issued and outstanding)--
  Note C........................................................  $1,930,645,110
                                                                  ==============

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                            STATEMENT OF OPERATIONS
                       For the year ended August 31, 2001

INVESTMENT INCOME
 Interest income................................................  $   91,120,761
EXPENSES
 Investment Advisory fee--Note B................................       4,878,826
 Shareholder servicing fees--Note B.............................       1,896,058
 Transfer agent fees............................................          88,722
 Custodian fees.................................................         228,590
 Printing and other expenses....................................          71,640
 Filing fees....................................................         174,245
 Insurance expense..............................................          54,700
 Legal and audit fees...........................................          45,537
 Directors' fees................................................          46,591
                                                                  --------------
  Total expenses................................................       7,484,909
                                                                  --------------
  Net investment income.........................................      83,635,852
                                                                  --------------
  Net increase in net assets resulting from operations..........  $   83,635,852
                                                                  ==============

                       See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENT OF CHANGES IN NET ASSETS

                                                 For the year ended August 31,
                                                 ------------------------------
                                                      2001            2000
                                                 --------------  --------------
INCREASE IN NET ASSETS:
FROM OPERATIONS
 Net investment income.......................... $   83,635,852  $   68,514,897
                                                 --------------  --------------
  Net increase in net assets resulting from
   operations...................................     83,635,852      68,514,897
 Distributions to shareholders from net
  investment income............................. (   83,635,852) (   68,514,897)
                                                 --------------  --------------
FROM CAPITAL SHARE TRANSACTIONS
 Net capital share transaction (at $1.00 per
  share)--Note C................................    564,222,986     257,605,168
                                                 --------------  --------------
 Net increase in net assets.....................    564,222,986     257,605,168
NET ASSETS
 Beginning of year..............................  1,366,422,124   1,108,816,956
                                                 --------------  --------------
 End of year.................................... $1,930,645,110  $1,366,422,124
                                                 ==============  ==============

                             FINANCIAL HIGHLIGHTS

  The following table includes selected data for a share of capital stock outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                    For the year ended August 31,
                          ------------------------------------------------------
                             2001        2000        1999       1998      1997
                          ----------  ----------  ----------  --------  --------
Net asset value,
 beginning of year......       $1.00       $1.00       $1.00     $1.00     $1.00
                          ----------  ----------  ----------  --------  --------
Net investment income...         .05         .05         .05       .05       .05
                          ----------  ----------  ----------  --------  --------
 Total from investment
  operations............         .05         .05         .05       .05       .05
Less distributions:
 From net investment
  income................        (.05)       (.05)       (.05)     (.05)
                          ----------  ----------  ----------  --------  --------
 Total distributions....        (.05)       (.05)       (.05)     (.05)     (.05)
                          ----------  ----------  ----------  --------  --------
Net asset value, end of
 year...................       $1.00       $1.00       $1.00     $1.00     $1.00
                          ==========  ==========  ==========  ========  ========
Number of shares
 outstanding (000's
 omitted)...............   1,930,645   1,366,422   1,108,817   944,966   587,080
Total investment return.        5.14%       5.52%       4.65%     5.11%     4.96%
SIGNIFICANT RATIOS AND
 SUPPLEMENTAL DATA
 Net assets, end of year
  (000's omitted).......  $1,930,645  $1,366,422  $1,108,817  $944,966  $587,080
 Operating expenses to
  average net assets....         .44%        .48%        .46%      .51%      .57%
 Net investment income
  to average net assets.        4.92%       5.41%       4.55%     4.99%     4.86%

                      See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                AUGUST 31, 2001
NOTE A--ACCOUNTING POLICIES

Hilliard-Lyons Government Fund, Inc. (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: The Fund employs the amortized cost method of security valuation for U.S. Government securities, which, in the opinion of the Board of Directors, represents fair value of the particular security. The Board monitors deviations between net asset value per share as determined by using available market quotations and the amortized cost method of security valuation. If the deviation in the aggregate is significant, the Board considers what action, if any, should be initiated to provide fair valuation.

The Fund values repurchase agreements at cost and accrues interest into interest receivable. Normally, repurchase agreements are not subject to trading. Repurchase agreements are fully collateralized by U.S. Treasury and U.S. Government Agency obligations valued at bid prices plus accrued interest. U.S. Treasury and U.S. Government Agency obligations pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements provide that the market value of the collateral plus accrued interest on the collateral is greater than or equal to the repurchase price plus accrued interest at all times. In the event of default or bankruptcy by the other party to the agreements, the Fund maintains the right to sell the underlying securities at market value; however, realization and/or retention of the collateral may be subject to legal proceedings.

Federal Income Taxes: It is the policy of the Fund to continue to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability.

Dividends to Shareholders: The net investment income of the Fund is determined on each business day and is declared as a dividend payable to shareholders of record immediately prior to the time of determination of net asset value on each such day. Dividends declared since the proceeding dividend payment date are distributed monthly.

The Fund's net investment income for dividend purposes includes accrued interest and accretion of original issue and market discounts earned and amortization of premiums, plus or minus any net realized gain or loss on portfolio securities, if any, occurring since the previous dividend declaration, less the accrued expenses of the Fund for such period.

Investment Transactions: Investment transactions are accounted for on the date the securities are bought or sold. Net realized gains and losses on sales of investments if any, are determined on the basis of identified cost.

The Fund may enter into repurchase agreements with financial institutions, deemed to be credit worthy by J.J.B. Hilliard, W.L. Lyons, Inc. (the "Adviser"), subject to the seller's agreement to repurchase and the Fund's agreement to sell such security at a mutually agreed upon date and price.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for fiscal years beginning after December 15, 2000. Management of the Hilliard-Lyons Government Fund, Inc. does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

NOTE B--INVESTMENT ADVISORY FEES &
OTHER TRANSACTIONS WITH AFFILIATES

Under the investment advisory agreement, the Adviser supervises investment operations of the Fund and the composition of its portfolio, and furnishes advice and recommendations with respect to investments and the purchase and sale of securities in accordance with the Fund's investment objectives, policies and restrictions; subject, however, to the general supervision and control of the Fund's Board of Directors. For the services the Adviser renders, the Fund has agreed to pay the Adviser an annual advisory fee of 1/2 of 1% of the first $200 million of average daily net assets, 3/8 of 1% of the next $100 million of average daily net assets, and 1/4 of 1% of the average daily net assets in excess of $300 million. Such fee is accrued daily and paid monthly. The Adviser has agreed to reimburse the Fund if total operating expenses of the Fund, excluding taxes, interest and extraordinary expenses (as defined), exceed on an annual basis 1 1/2% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million. There was no reimbursement required for the year ended August 31, 2001.

The Fund contracted with the Adviser to provide shareholder accounting services. The Adviser is paid a fee of $1.00 per open account each month.

No compensation is paid by the Fund to officers of the Fund and Directors who are affiliated with the Adviser. The Fund pays each unaffiliated director an annual retainer of $5,000, a fee of $1,000 for each Board of Directors or committee meeting attended, and all expenses the Directors incur in attending meetings.

NOTE C--CAPITAL STOCK

The Fund was incorporated in June 1980 under the laws of the state of Maryland. At August 31, 2001, there were 2,500,000,000 shares of $.01 par value Common Stock authorized, and capital paid in aggregated $1,911,338,659. Transactions in Fund shares at $1.00 per share were as follows:

                                                For the year ended August 31,
                                                ------------------------------
                                                     2001            2000
                                                --------------  --------------
Shares sold....................................  5,569,914,084   5,027,027,063
Shares issued to shareholders in reinvestment
 of dividends..................................     82,931,674      65,686,096
                                                --------------  --------------
                                                 5,652,845,758   5,092,713,159
Less shares repurchased........................ (5,088,622,772) (4,835,107,991)
                                                --------------  --------------
Net increase in capital shares.................    564,222,986     257,605,168
                                                ==============  ==============

                        Report of Independent Auditors

The Board of Directors and Shareholders
Hilliard-Lyons Government Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Hilliard-Lyons Government Fund, Inc., including the schedule of portfolio investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hilliard-Lyons Government Fund, Inc. as of August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young

October 2, 2001
Louisville, Kentucky

                      HILLIARD-LYONS GOVERNMENT FUND, INC.

                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400

                       Investment Adviser and Distributor

                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400

                          Custodian and Transfer Agent

                      State Street Bank and Trust Company
                              225 Franklin Street
                                 P.O. Box 1912
                          Boston, Massachusetts 02105

                                 Legal Counsel

                            Frost, Brown, & Todd LLC
                       400 West Market Street, 32nd Floor
                           Louisville, Kentucky 40202

                             DIRECTORS AND OFFICERS

                               BOARD OF DIRECTORS
                                Donald F. Kohler
                                Samuel G. Miller
                              Lindy B. Richardson
                                J. Robert Shine

                                    OFFICERS
                          Donald F. Kohler - Chairman

                        Joseph C. Curry, Jr. - President

                       Dianna P. Wengler - Vice President
                                 and Treasurer
                                 Hilliard-Lyons
                             Government Fund, Inc.
                                 Annual Report
                                August 31, 2001